UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON DC, 20549 ____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported: May 7, 2009)
______________________

INNOPHOS HOLDINGS, INC.
(exact names of registrants as specified on their charters)

Delaware	001-33124	20-1380758
(states or other jurisdictions of incorporation)	(Commission File numbers)	(IRS Employer Identification Nos.)

259 Prospect Plains Road Cranbury, New Jersey 08512 (Address of Principal Executive Officer, including Zip Code)

(609) 495-2495 (Registrants' Telephone Number, Including Area Code) Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
o Written communications pursuant to Rule 425 the Securities Act (17 CFR 230.425)
o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b)
o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240-13e-4(c)

Item 5.02 Departure of Directors or Certain officers; Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2009 Long Term Incentive Awards

     On May 7, 2009, Innophos Holdings, Inc., or the Registrant, granted non-qualified options to purchase shares of its common stock, par value $0.001 per share, or Common Stock, and awarded target performance shares (contingent rights to obtain shares of Common Stock) pursuant to its 2005 Executive Stock Option Plan, 2006 Long Term Equity Incentive Plan, and 2009 Long Term Incentive Plan, or 2009 LTIP, to the "Named Executives" in the Registrant's Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 27, 2009. The options under the 2009 LTIP were granted subject to stockholder approval of that plan at the 2009 Annual Meeting of Stockholders scheduled to be held on June 2, 2009. The Named Executive recipients and their grants/awards are as follows:

Name and Title	Total Number of Options Granted	Number of Options Not Subject to Further Approval	Number of Options Subject to Stockholder Approval of 2009 LTIP	Per Share Option Price ($)	Number of Target Performance Shares Awarded
Randolph Gress,
Chief Executive Officer &	57,000	20,533	36,467	14.57	24,500
President
Richard Heyse,
Vice President & Chief	13,500	4,863	8,637	14.57	5,600
Financial Officer
William Farran,
Vice President & General	14,500	5,223	9,277	14.57	6,000
Counsel

Louis Calvarin,	12,000	4,323	7,677	14.57	5,000
Vice President, Operations

Jose Gonzalez,	5,500	1,981	3,519	14.57	2,400
General Manager, Mexico

     In general, the options, all of which are non-qualified options granted at a strike price equal to the closing price of the Common Stock on the NASDAQ Stock Market on the date of grant, will be outstanding for up to 10 years from date of grant and will vest (and first become exercisable) ratably over the next three years on each of the succeeding anniversaries of the grant date. The performance shares relate to an award cycle covering the period January 1, 2009 through December 31, 2011. The number of performance shares to be earned can range from 0.5x (threshold) to 2.0 x (maximum) of the number of target shares awarded depending on the extent to which the Registrant attains the level of Return on Invested Capital, or “ROIC” (as defined in the performance measure adopted for the cycle). Continued service through the end of the cycle is required to earn the award with specified exceptions that include changes affecting control of the Registrant and employment terminations without Cause or for Good Reason (as defined in the award agreement governing the grants).

     The above description and full terms of the grants and awards are qualified in their entirety by reference to the award agreement between each recipient and the Registrant, the general form of which was previously filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K dated May 1, 2008.

INNOPHOS HOLDINGS, INC.

Dated: May 13, 2009	By: /s/ William Farran
William Farran, Vice President and General Counsel